SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 19, 2004

                            ROANOKE TECHNOLOGY CORP.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           FLORIDA                      0-26715               22-3558993
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)    (IRS EMPLOYEE
 INCORPORATION OR ORGANIZATION)                             IDENTIFICATION NO.)


                             2720 N. WESLEYAN BLVD.
                        ROCKY MOUNT, NORTH CAROLINA 27804


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (252) 428-0200
                            (ISSUER TELEPHONE NUMBER)



                                (FORMER ADDRESS)


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FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     On November 19, 2004, the Company entered into an Agreement with David Smith in which David Smith agreed to return 100,000,000 shares of the Company's Common Stock to the Company in consideration for the issuance 10,000,000 shares of the Company's Class A Common Stock. Each share of the Company's Class A common stock has the right to vote at the rate equivalent to ten (10) shares of common stock. Such shares were issued pursuant to an exemption from registration at Section 4(2) of the Securities Act of 1933 and are restricted in accordance with Rule 144 of the Securities Act of 1933.

ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS.


(a)  Financial Statements of Business Acquired.


     Not applicable.


(b)  Pro Forma Financial Information.


     Not applicable.

(c)  Exhibits.

     Agreement and Press Release


                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Roanoke Technology Corp.

                                      By: /s/ David L. Smith, Jr
                                      --------------------------
                                              DAVID L. SMITH
                                              President


Dated: November 19, 2004